PIMCO Variable Insurance Trust

Supplement Dated June 10, 2015 to the

Administrative Class Prospectus, Institutional Class Prospectus, and Advisor Class and Class M

Prospectus, each dated April 30, 2015, as supplemented from time to time (the “Prospectuses”)

Reverse share split for each class of the PIMCO CommodityRealReturn Strategy Portfolio® (the “Portfolio”)

At a meeting held on May 11-12, 2015, the Board of Trustees of PIMCO Variable Insurance Trust approved a reverse share split for each class of the Portfolio, pursuant to which shareholders will receive one share in exchange for every two shares of the PIMCO CommodityRealReturn Strategy Portfolio® they currently own.

The reverse share splits are scheduled to be effected on or about August 7, 2015.

While the reverse share splits will reduce the number of outstanding shares of each class of the Portfolio, they proportionately will increase the net asset value (“NAV”) per share of each class of the Portfolio such that the aggregate market value of the Portfolio’s shares will remain the same. The reverse share splits will apply the same ratio to each class of shares of the Portfolio to result in a NAV per share closer to $10.00. The reverse share splits will not alter the rights or total value of a shareholder’s investment in the Portfolio, nor will they be a taxable event for Portfolio investors. The table below illustrates the hypothetical effect of these reverse share splits on a shareholder’s investment:

Hypothetical One for Two Reverse Share Split

	# of Shares Owned	Hypothetical NAV Per Share	Market Value of Investment
Before Reverse Share Split	200	$5.00	$1,000
After Reverse Share Split	100	$10.00	$1,000

Investors Should Retain This Supplement For Future Reference

PVIT_SUPP1_061015

PIMCO Variable Insurance Trust

Supplement Dated June 10, 2015 to the

PIMCO CommodityRealReturn Strategy Portfolio® Administrative Class Prospectus,

PIMCO CommodityRealReturn Strategy Portfolio® Institutional Class Prospectus,

PIMCO CommodityRealReturn Strategy Portfolio® Advisor Class Prospectus, and

PIMCO CommodityRealReturn Strategy Portfolio® Class M Prospectus,

each dated April 30, 2015, as supplemented from time to time (the “Prospectuses”)

Reverse share split for each class of the PIMCO CommodityRealReturn Strategy Portfolio® (the “Portfolio”)

At a meeting held on May 11-12, 2015, the Board of Trustees of PIMCO Variable Insurance Trust approved a reverse share split for each class of the Portfolio, pursuant to which shareholders will receive one share in exchange for every two shares of the PIMCO CommodityRealReturn Strategy Portfolio® they currently own.

The reverse share splits are scheduled to be effected on or about August 7, 2015.

While the reverse share splits will reduce the number of outstanding shares of each class of the Portfolio, they proportionately will increase the net asset value (“NAV”) per share of each class of the Portfolio such that the aggregate market value of the Portfolio’s shares will remain the same. The reverse share splits will apply the same ratio to each class of shares of the Portfolio to result in a NAV per share closer to $10.00. The reverse share splits will not alter the rights or total value of a shareholder’s investment in the Portfolio, nor will they be a taxable event for Portfolio investors. The table below illustrates the hypothetical effect of these reverse share splits on a shareholder’s investment:

Hypothetical One for Two Reverse Share Split

	# of Shares Owned	Hypothetical NAV Per Share	Market Value of Investment
Before Reverse Share Split	200	$5.00	$1,000
After Reverse Share Split	100	$10.00	$1,000

Investors Should Retain This Supplement For Future Reference

PVIT_SUPP2_061015